UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Insight Molecular Diagnostics Inc.

(Exact name of Registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 International Plaza Dr., Suite 510

Nashville, Tennessee 37217

(Address of principal executive offices) (Zip code)

(949) 409-7600

Registrant’s telephone number, including area code

15 Cushing

Irvine, California 92618

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	OCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2025, Insight Molecular Diagnostics Inc. (the “Company”) changed the name of the Company from “Oncocyte Corporation” to “Insight Molecular Diagnostics Inc.,” effective as of June 13, 2025 (the “Name Change”). The Name Change was made pursuant to Section 1110(d) of the California Corporations Code through a merger of the Company’s wholly-owned subsidiary with and into the Company, with the Company as the surviving corporation. In connection with the Name Change, the Company filed a Certificate of Ownership with the Secretary of State of the State of California on June 13, 2025, to amend Article I of the Company’s Articles of Incorporation solely to reflect the Company’s new corporate name. Also on June 13, 2025, the Company amended and restated the Company’s Second Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”) solely to reflect the Name Change.

In addition, effective before the open of market trading on June 18, 2025, the Company’s common stock, no par value per share, will cease trading under the ticker symbol “OCX” and will begin trading on the Nasdaq Stock Market under the ticker symbol “IMDX” (the “Symbol Change”).

The Name Change does not affect the rights of the Company’s security holders and did not require the approval of the Company’s shareholders. There will be no change to the Company’s CUSIP in connection with the Name Change. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Ownership and Third Amended and Restated Bylaws, copies of which are filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On June 17, 2025, the Company issued a press release announcing the Name Change and the Symbol Change. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

On June 17, 2025, the Company issued a letter to shareholders from Joshua Riggs, Chief Executive Officer and President of the Company. A copy of the letter is furnished hereto as Exhibit 99.2 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Ownership, as filed with the Secretary of State of the State of California on June 13, 2025.
3.2	Third Amended and Restated Bylaws of Insight Molecular Diagnostics Inc.
99.1	Press Release, dated June 17, 2025.
99.2	CEO Letter to Shareholders, dated June 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Molecular Diagnostics Inc.

Date: June 17, 2025	By:	/s/ Joshua Riggs
	Name:	Joshua Riggs
	Title:	President and Chief Executive Officer